AXA ENTERPRISE FUNDS TRUST

SUPPLEMENT DATED DECEMBER 15, 2006

TO THE PROSPECTUS DATED MARCH 1, 2006

This Supplement updates certain information contained in the Prospectus dated March 1, 2006 of AXA Enterprise Funds Trust (“Trust”). You may obtain an additional copy of the Prospectus or Statement of Additional Information, free of charge, by writing to the Trust at 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326. You should read this Supplement and retain it for future reference.

The purpose of this Supplement is to provide you with information about the portfolio managers of MBIA Capital Management Corp., the Sub-Adviser to the AXA Enterprise Tax-Exempt Income Fund.

AXA Enterprise Tax-Exempt Income Fund

The information provided below updates information regarding the portfolio managers of MBIA Capital Management Corp. (“MBIA”), the Sub-Adviser to the AXA Enterprise Tax-Exempt Income Fund.

In the section entitled, “Management Team,” in the subsection relating to the AXA Enterprise Tax-Exempt Income Fund, under the heading “Sub-Adviser and Portfolio Manager(s),” Patrick Tucci is replaced as Portfolio Manager by E. Gerard Berrigan, Clifford D. Corso and James DiChiaro.

In the same section, under the heading “Business Experience,” the following information replaces in its entirety the business experience relating to Patrick Tucci:

Mr. Berrigan is a Managing Director of MBIA. Mr. Berrigan joined MBIA in 1994 and serves as a managing director and head of portfolio management of MBIA Asset Management Group. Mr. Berrigan is a member of the firm’s Investment Strategy Committee, manages MBIA’s asset/liability management products and is responsible for structured investments across all managed portfolios.

Mr. Corso is President and Chief Investment Officer of MBIA. Mr. Corso joined the firm in 1994 and is President of MBIA Asset Management and Chief Investment Officer of MBIA Insurance Corp. Mr. Corso developed MBIA’s fixed income asset management platform and now directs the investment of $55 billion in fixed income asssets. Mr. Corso’s responsibilities include the direction of investments for outside clients such as pension funds, sovereign governments, state and local governments, and large institutional investors.

Mr. DiChiaro is an Assistant Vice President of MBIA. Mr. DiChiaro is part of the portfolio management team responsible for the tax-exempt assets under management as well as MBIA’s short-term portfolios. Mr. DiChiaro has seven years of experience working in MBIA’s Conduits Group, structuring medium-term notes and issuing commercial paper for various clients. He has served as an investment professional since he joined MBIA in 1999.